UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2004

                              EVERGREEN SOLAR, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-31687                                        04-3242254
(Commission File Number No.)                   (IRS Employer Identification No.)

                              259 Cedar Hill Street
                               Marlboro, MA 01752
                    ----------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (508) 357-2221

             ------------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On June 16, 2004, Evergreen Solar, Inc. issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EVERGREEN SOLAR, INC.
                                   (Registrant)

Dated: June 16, 2004               By: /s/ Richard M. Feldt
                                       -----------------------------------------
                                       By: Richard M. Feldt
                                       Title: Chief Executive Officer, President


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                                                                   EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.1             Press Release dated June 16, 2004.


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